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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 19, 2021 (March 18, 2021)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2021, Felicia Williams was appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. and the Board of Managers of Realogy Holdings Corp.'s indirect wholly owned subsidiary, Realogy Group LLC.
Ms. Williams has been determined by the Board to be an independent director for purposes of the listing standards of The New York Stock Exchange. With the appointment of Ms. Williams, the Board of Realogy Holdings Corp. now consists of eleven directors, ten of whom are independent directors.
Ms. Williams has been appointed as a member of the Audit Committee of the Board of Realogy Holdings Corp. and the Board of Managers of Realogy Group LLC and designated as an “audit committee financial expert” by the Board.
Ms. Williams, age 55, has served in senior finance leadership roles at Macy’s, Inc., a premier omni-channel fashion retailer, for the past 17 years, including as an executive officer of Macy’s from 2016 to 2020 in the roles of Interim Chief Financial Officer from June 2020 to November 2020 and Senior Vice President, Controller and Enterprise Risk Officer from June 2016 to June 2020. She served as Senior Vice President, Finance and Risk Management from February 2011 to June 2016 and prior thereto across key corporate finance functions at Macy’s, including treasury, investor relations, risk management, financial services, financial planning and analysis, and internal audit. Ms. Williams is currently serving as Macy’s Fellow for CEO Action for Racial Equity, the first business-led coalition of its kind with a mission to advance racial equity through public policy. Prior to her time at Macy’s, Ms. Williams served in various financial positions at the Coca-Cola Hellenic Bottling Company in Athens, Greece and The Coca-Cola Company in Atlanta, Georgia (June 1994 – June 2004), Bristol-Myers Squibb, New York, New York (May 1990 – June 1994) and Arthur Andersen & Company, Washington, D.C. (June 1987 – May 1990).
Ms. Williams will receive compensation for her service as a director of Realogy Holdings Corp. in accordance with the director compensation guidelines set forth in the Company’s annual proxy statement.
There have been no transactions and there are no currently proposed transactions in which Realogy Holdings Corp. or Realogy Group LLC was or is to be a participant and in which Ms. Williams had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.
Additional information concerning Ms. Williams’ experience and qualifications will be included in the Company’s definitive proxy statement filed for its 2021 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 19, 2021